© Fifth Third Bancorp | All Rights Reserved RBC Capital Markets Financial Institutions Conference March 11, 2026

2 © Fifth Third Bancorp | All Rights Reserved Southwest footprint Top performing regional bank with local scale and national reach Assets $294 billion Ranked 9th in the U.S.1 Deposits $237 billion Ranked 9th in the U.S.1 U.S. branches 1,482 Ranked 7th in the U.S.1 Note: Assets, loans, deposits, and branches proforma as of 12/31/25; 1Rankings as of 12/31/25 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; 2Includes MSAs with $10BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2025 FDIC data) Midwest footprint FITB markets2 with a top 5 deposit share Southwest MSAs with top 12 location share Southeast footprint Loans $173 billion Ranked 9th in the U.S.1 Fifth Third headquarters Cincinnati, Ohio Key MSAs of focus Toronto office London office

3 © Fifth Third Bancorp | All Rights Reserved NII contribution1 43% 53% 4% 51% 32% 17%Fee contribution1 A simple, diversified business portfolio • Texas Commercial Banking Loans $55B Deposits $117B Loans $10B Deposits $14B Loans $111B Deposits $99B Consumer & Small Business Banking Wealth & Asset Management Lending / Deposits / Capital Markets / Treasury Management & Payments Lending / Deposits / Payments Wealth Management / Trust / Custody NII contribution1 Fee contribution1 NII contribution1 Fee contribution1 Business Offerings Business Offerings Business Offerings Note: "World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC.“; #1 for Retail Banking Customer Satisfaction in Florida and the Best Mobile Banking App for Customer Satisfaction among Regional Banks. Tied in 2025. For J.D. Power 2025 award information, visit jdpower.com/awards. J.D. Power 2025 U.S. Banking Mobile App Satisfaction Study; among banks with $65B to $250B in deposits. Visit jdpower.com/awards for more details. 1Source: FITB filings and management and CMA filings proforma as of December 31, 2025, presented as a percent of 4Q25 segment revenue, which excludes Other Corporate

4 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth ✓ Resilient balance sheet ✓ Strong credit profile ✓ Branch-originated insured deposits and operational deposits tied to payments services ✓ NII growth and NIM expansion ✓ Diverse fee mix with high total revenue contribution ✓ Expense discipline ✓ Southeast and Texas demographics ✓ Modular, repeatable investments ✓ Tech-enabled product innovation #2 #3#1 Delivering on our commitment to be transparent and disciplined for our shareholders

5 © Fifth Third Bancorp | All Rights Reserved 1 Peer 1 65% Peer 2 68% FITB 136% Peer 7 429% 2 Peer 5 55% Peer 1 68% Peer 7 126% FITB 359% 3 FITB 54% FITB 65% Peer 1 121% Peer 1 354% 4 Peer 6 52% Peer 5 64% Peer 6 117% Peer 6 262% 5 Peer 7 37% Peer 7 60% Peer 2 99% Peer 10 255% 6 Peer 4 33% Peer 6 47% Peer 4 64% Peer 4 194% 7 Peer 9 32% Peer 3 33% Peer 3 61% Peer 3 190% 8 Peer 10 27% Peer 9 32% Peer 5 57% Peer 5 179% 9 Peer 3 26% Peer 4 26% Peer 10 42% Peer 2 177% 10 Peer 8 24% Peer 10 24% Peer 9 41% Peer 8 130% 11 Peer 2 7% Peer 8 6% Peer 8 32% Peer 9 103% 3 Year 5 Year 7 Year 10 Year Delivering shareholder outperformance Total shareholder return Source: S&P Capital IQ, Bloomberg Finance L.P. Note: Trailing TSR as of 2/28/2026 Producing top quartile total shareholder returns consistently

6 © Fifth Third Bancorp | All Rights Reserved Middle Market banking powerhouse positioned to grow 283 353 626 2021 2025 Salesforce additions drive growth1 Middle market salesforce $18 $23 $37 2021 2025 Middle market loans ($B) Deep, relationship driven Middle Market platform serving diverse industries across the country Leading payments products in core treasury management and an industry leader in embedded payments Broad capital markets capabilities, including customer derivatives, syndications, debt and capital markets, and M&A Relationship focused with industry leading product capabilities 4Q25 Quarterly Weighted Average Loans x Trillionaire ~15x Total assets x Trillionaire ~2x Total middle market lending 6% CAGR 6% CAGR As of 4Q25 As of 4Q25 Relative asset size does not reflect middle market scale2 Source: company filings and management reporting as of December 31, 2025; 12021 Middle market salesforce and loans presented as standalone Fifth Third; 2Total assets and middle market lending presented as proforma Fifth Third and Comerica as of December 31, 2025 Fifth ThirdComerica

7 © Fifth Third Bancorp | All Rights Reserved Accelerating our decade-long network expansion1 Branch distribution by region2 Source: S&P Capital IQ; 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release; 2Represents % of total branches by geographic region and includes 150 planned de novo builds in Texas; 3Population growth represented as 5-year projected growth rate (2026-2031 not annualized) per S&P Capital IQ. Overall growth rate calculated as population growth rate weighted by branch distribution (based on Fifth Third and Comerica’s proforma branch counts) by region; 4MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau. By 2030, 50+% of Fifth Third’s footprint will be in the best markets in the U.S., including 17 of the 20 fastest growing large U.S. metros4 76% 24% 1,154 branches 2017 2025 2028 (Pre-CMA) 2030E 67% 33% 1,130 branches ~50%~50% ~1,250 branches ~45% ~35% ~20% ~1,750 branches Midwest footprint Southeast footprint Southwest footprint P o p u la ti o n g ro w th 3 2.5% 3.1% 3.8% 4.1%

8 © Fifth Third Bancorp | All Rights Reserved Southeast de novo expansion leading to strong deposit growth and profitability The southeast’s share of total retail deposits continues to grow as the de novo network matures Percentage of total retail deposits Southeast investments driving strong granular retail deposit growth at attractive rates Disciplined deposit pricing 4Q25 southeast total cost of retail deposits 84% 82% 77% 16% 18% 23% $0 $20 $40 $60 $80 $100 2019 2022 2025 Midwest Southeast 1.98% 4.02% x Avg. FF Rate 48 296 149 Peer Median Trillionaire Median x National Among leaders in de novos built nationally and in footprint 10 96 149 Peer Median Trillionaire Median x Total retail footprint2 Source: S&P Capital IQ, internal management reporting; Note: Branch data as of September 22, 2025, Management reporting reflects data as of December 31, 2025; 12025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; 2Retail footprint includes MSAs and counties that Fifth Third has active branches in as of September 22, 2025 De novos built since 2018 Rank 4th Rank 2nd $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg Average de novo deposits per branch by year1 $ in millions Outsized retail growth across our footprint relative to competitors 5-Year deposit CAGR1 0.5% 1.8% 5.5% Other competitors Trillionaires x Total Retail Footprint2 1.0% 2.1% 12.1% Other competitors Trillionaires x Southeast Retail Footprint2

9 © Fifth Third Bancorp | All Rights Reserved 26 43 89 137 100 93 305 215 150 7 8 11 26 126 42 136 52 394 502 Peer 5 Peer 4 Peer 10 Peer 1 Peer 7 Peer 9 Peer 8 Peer 3 Peer 6 * Peer-leading deposit growth opportunity # of branches aged less than 5 years at year end 20301 Source: S&P Global Market Intelligence and FDIC as of June 30, 2025. Notes: Deposits capped at $1bn per branch. 1See forward-looking statements starting on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release; 2Reflects percentage of total branches less than 5 years old at YE2030 as a percentage of total branches; 3Assumes de novo branches achieve peer average of $35MM deposits by year 5; 4Embedded opportunity as a percentage of June 2025 capped deposits. % <5yrs at YE2030E2 25% 11% 0% 8% 0% 5% 0% 0% 0% 0% SE De Novo TX De Novo L5Y Builds (June 2025) Announced De Novo Programs $0.2 $0.3 $0.4 $0.9 $4.4 $1.5 $4.8 $1.8 $13.8 $25.1 Peer 5 Peer 4 Peer 10 Peer 1 Peer 7 Peer 9 Peer 8 Peer 3 Peer 6 * Total deposit opportunity for branches aged less than 5 years3 Deposit Growth %4 18.7% 4.5% 0.7% 3.9% 1.2% 1.7% 0.7% 0.7% 0.3% 0.2% Given FITB’s peer-leading track record ($50MM de novo deposits per branch vs. $35MM peer avg.), its ~350 young branches should deliver deposit growth above peers Peer average ($35MM) Fifth Third branches ($50MM) $ billions

10 © Fifth Third Bancorp | All Rights Reserved 22% 25% 30% 32% 34% 34% 41% 44% 44% 46% 48% 49% 55% Peer 5 Peer 9 Peer 10 Peer 8 Peer 3 Peer 2 Peer 4 Peer 11 xx Peer 6 Peer 1 x Peer 7 Smaller proportion of low relationship value consumer deposits than most peers High-quality consumer deposit franchise Core Consumer Deposits % of Total Deposit1 1Data sourced from Call Report as of 12/31/2025; Includes: nonInt bearing deposits for individuals, int bearing deposits for individuals, MMDAs for individuals, other savings deposits for individuals, and retail time deposits, and excludes: brokered deposits <=$250K, fully insured and not fully insured non-affiliate retail sweep deposits, 2 Data sourced from Call Report as of 12/31/2025; includes: brokered deposits <=$250K, preferred deposits, reciprocal deposits, fully insured non-affiliate sweep deposits and retail sweep deposits, and not fully insured non-affiliate sweep deposits and retail sweep deposits 30% 28% 28% 27% 23% 22% 21% 15% 12% 8% 8% 6% 5% Peer 2 Peer 10 Peer 8 Peer 9 Peer 3 Peer 5 Peer 11 Peer 1 Peer 4 Peer 7 xx x Peer 6 Low Relationship-Value Deposits2 + +

11 © Fifth Third Bancorp | All Rights Reserved Final StepsUpcoming Comerica integration timeline1 Completed October 6, 2025 Announced acquisition of Comerica 4Q25 Finalized organizational design February 1, 2026 Legal close of transaction 2Q26-3Q26 3 conversion mocks to test system readiness Conversion of complex payments customers September 8, 2026 Expected conversion of branches and systems Thoughtful and meticulous planning to ensure seamless conversion of customers and systems On going 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release 1Q26 Executed swap dealer conversion 1Q26 Conduct Comerica consumer direct mail campaign Mock 1: early 2Q26 Mock 2: late 2Q26 Mock 3: early 3Q26 Employee listening, communication and change readiness Customer and community communication and outreach

12 © Fifth Third Bancorp | All Rights Reserved As of January 20, 2026 As of March 11, 2026 Avg. loans & leases (Including HFS) mid-$170s billion mid-$170s billion Net interest income1 (FY25 baseline: $6.0 billion) $8.6 - $8.8 billion assumes 12/31/26 Fed funds rate of 3.25% and includes the impact of purchase accounting accretion $8.6 - $8.8 billion assumes 12/31/26 Fed funds rate of 3.25% and includes the impact of purchase accounting accretion Noninterest income1 (FY25 baseline: $3.1 billion; excludes securities g/l) $4.0 - $4.4 billion $4.0 - $4.2 billion Noninterest expense1 (FY25 baseline: $5.1 billion; excludes the market-to market impact of non-qualified deferred compensation) $7.2 - $7.5 billion2 Includes the impact of anticipated CDI amortization (~$220MM) and excludes acquisition related charges $7.2 - $7.3 billion Includes the impact of anticipated CDI amortization (~$220MM) and excludes acquisition related charges Net charge-off ratio 30 - 40 bps 30 - 40 bps Effective tax rate 23% 23% 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release; 2Adjusted to include the impact of anticipated CDI amortization 2026 current expectations As of March 11, 2026; please see cautionary statements on page 15

13 © Fifth Third Bancorp | All Rights Reserved 1Q26 current expectations As of March 11, 2026; please see cautionary statements on page 15 1Q26 expectations Avg. loans & leases (Including HFS) $158 - $159 billion March EOP $177- $178 billion Net interest income1 (4Q25 baseline: $1.53 billion) ~$1.93 billion assumes 3/31/25 Fed funds rate of 3.75% and includes the impact of purchase accounting accretion Noninterest income1 (4Q25 baseline: $0.81 billion; excludes securities g/l) $0.90 - $0.93 billion Noninterest expense1 (4Q25 baseline: $1.27 billion; excludes the market-to market impact of non-qualified deferred compensation) $1.76 – $1.78 billion Includes the impact of anticipated CDI amortization (~$40MM) and excludes acquisition related charges Net charge-off ratio 35 - 40 bps Effective tax rate 22.5% Avg. diluted shares outstanding (In millions) 830 - 835 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q25 earnings release

14 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team

15 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) any instability or disruption in the financial system, including those caused by actual or perceived issues affecting the soundness of other financial institutions or market participants; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the merger and potential disruption to Fifth Third’s business resulting from post-merger integration. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 40-41 of our 4Q25 earnings presentation, as well as on pages 27 through 29 of our 4Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.